United States
Securities and Exchange Commission
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2025
HA Sustainable Infrastructure Capital, Inc.
(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-35877	46-1347456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 200 Annapolis,
Maryland 21401
(Address of principal executive offices)

(410) 571-9860
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HASI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

On February 13, 2025, HA Sustainable Infrastructure Capital, Inc. (the “Company”) issued an earnings release and filed a Form 8-K ("Initial Form 8-K") announcing its financial results for the quarter and year ended December 31, 2024. A copy of the earnings release was attached as Exhibit 99.1 to the Initial Form 8-K. Subsequent to that filing, the Company identified a typographical error in the Non-GAAP Financial Meastures Section of the earnings release. In the table stating Adjusted Net Investment Income (in thousands), the Equity method earnings adjustment in the reconciliation between GAAP-based net investment income and Adjusted net investment income should state $43,304 and $156,757 for the three- and twelve-month periods ended December 31, 2023, respectively, rather than $32,802 and $131,762, respectively. This change did not affect any other portion of the earnings release, including the financial statements, any other tables or texts, or other figures within the updated table. As a result, the Company is filing this Current Report on Form 8-K/A to furnish the Company’s earnings release regarding its consolidated financial results for the fourth quarter and year-to-date period ended December 31, 2024, as revised, to include the foregoing revision.

Item 2.02	Results of Operation and Financial Condition.

On February 13, 2025, HA Sustainable Infrastructure Capital, Inc. (the “Company”) issued an earnings release announcing its financial results for the quarter and year ended December 31, 2024, as well as its Q1 2025 dividend. A copy of the earnings release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Current Report, including Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Earnings Release, dated February 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Steven L. Chuslo
Steven L. Chuslo
Executive Vice President and Chief Legal Counsel
Date: February 21, 2025